UJB FINANCIAL CORP.

                            Instructions for Callers

Section I:            Instructions for calls to unvoted
                      shareholders.

                      Begin on page 2

Section II:           Instructions for calls to shareholders who voted
                      FOR Proposals 3 or 4.

                      Begin on page 10

Section III: Instructions for calls to shareholders who voted AGAINST proposals 3 and 4 (i.e. in support of management), but also voted against all Director nominations.

                      Begin on page 19

Section IV: Instructions for leaving a message on an answering machine.

                      Page 22

                         Calls to Unvoted Shareholders

Introduce yourself, state reason for call.

                            Hello, Mr./Mrs.__________________.
                            My name is ______________________.
                            I am a (Title) at (Name of UJB Entity).
                            I am calling in connection with the April 24, 1995 Annual Meeting of Shareholders of UJB Financial Corp.

                            Have you received the UJB proxy material dated March 9, 1995?
                                                     IF YES, GO TO PAGE 5.

                                                     IF NO, CONTINUE BELOW.

SHAREHOLDER HAS NOT RECEIVED PROXY MATERIAL:

Confirm current address.

                            Is this your correct address (read shareholder's address)?

If shareholder has new address, record new address on your reporting form.

                            I have updated our records for future mailings to you.

After confirming address or recording new address, inform shareholder that new set of materials will be mailed promptly.

                            I will make sure you promptly receive a new proxy.

Ask shareholder to review materials and vote shares as Board recommends by signing, dating and mailing proxy card.

                            When you receive the materials, please read them carefully. Your vote is important and we hope you will support your Board of Directors and vote as they have recommended. Please note that it is important you sign and date the proxy card to cast your vote by mail. A postage-paid return envelope will be enclosed. The card must be signed in the same manner as the stock is registered, as noted on the card.

Explain that you will call back to ensure the new materials were received and to answer any questions.

                            I will call you back in a few days to check that the new materials arrived. If you have any questions at that time, I will be pleased to discuss them with you.

Remind shareholder there are only _____ days until the meeting.

                            The annual meeting is coming up on April 24, which is only __ days away. So please vote and mail your proxy as soon as it arrives. Your vote is important.

Ask shareholder if he/she plans to attend the meeting.

                            The proxy card has a box to check if you plan to attend the Annual Meeting. We would like to know if you plan to attend so that we will know how many shareholders to anticipate. Do you think you will be attending?

                            If you do attend the meeting, you may vote in person. However, even if you plan to attend, it is important to vote by proxy just in case your plans change.

If the shareholder plans to attend, mark your reporting form.

Give shareholder your phone number should there be a need to call. Thank shareholder for his/her time.

                            Let me give you my name and phone number in case you want to call on any matter prior to the shareholders' meeting April 24.

                            My name is ____________________________________ and
                            my phone number is ______________________.


                            Thank you very much for your time.

                               (End phone call.)

SHAREHOLDER HAS RECEIVED PROXY MATERIAL:

Ask if shareholder has reviewed the material.

                            Have you had an opportunity to review the material?

                                                        IF YES, GO TO PAGE 7.

                                                        IF NO, CONTINUE BELOW.

SHAREHOLDER HAS NOT REVIEWED THE MATERIAL:

Ask shareholder to review material at earliest convenience and vote shares as Board recommends by signing, dating and mailing proxy card.

                            Please review the materials as soon as possible. Your vote is important, and we hope you will support your Board of Directors and vote as they have recommended. Please note that it is important that you sign and date the proxy card to cast your vote by mail. The card must be signed in the same manner as the stock is registered, as noted on the card. A postage-paid return envelope is enclosed with the materials.

Remind shareholder there are only _______ days until the meeting.

                            The annual meeting is coming up on April 24, which is only ____ days away. So please vote as soon as possible.

Ask shareholder if he/she plans to attend the meeting.

                            The proxy card has a box to check if you plan to attend the Annual Meeting. We would like to know if you plan to attend so that we will know how many shareholders to anticipate. Do you think you will be attending?

                            If you do attend the meeting, you may vote in person. However, even if you plan to attend, it is important to vote by proxy just in case your plans change.

If the shareholder plans to attend, mark your reporting form.

Give shareholder your phone number if he/she needs to call. Thank shareholder for his/her time.

                            Let me give you my name and phone number in case you want to call on any matter prior to the shareholders' meeting April 24.

                            My name is ____________________________________ and

                            my phone number is _________________.

                            Thank you very much for your time.

                               (End phone call.)

SHAREHOLDER HAS REVIEWED THE MATERIAL:

Ask if there any questions.

                            Do you have any questions?

                                                     IF YES, GO TO PAGE 12
                                                     (EXECUTIVE COMPENSATION)
                                                     AND/OR PAGE 15
                                                     (CONFIDENTIAL VOTING)
                                                     OF THIS SCRIPT.

                                                     IF NO, CONTINUE BELOW.

SHAREHOLDER HAS NO QUESTIONS:

Ask if he/she has mailed the proxy card.

                            Have you mailed your proxy card supporting management?

                                                     IF YES, CONTINUE BELOW.

                                                     IF DID NOT MAIL CARD,
                                                     GO TO PAGE 8

                                                     IF MAILED CARD
                                                     BUT DID NOT SUPPORT
                                                     MANAGEMENT, GO TO PAGE 9

Thank shareholder for his/her vote.

                            Thank you very much for your support of the Board's position.

                               (End phone call.)

SHAREHOLDER HAS NOT MAILED PROXY:

Ask shareholder to vote his/her shares as Board recommends by signing, dating and mailing proxy card.

                            Your vote is important, and we hope you will take a moment and support your Board of Directors by voting as they have recommended. Please note that it is important that you sign and date the proxy card to cast your vote by mail. You must sign the card in the same manner as the stock is registered, as noted on the card. A postage-paid return envelope is enclosed with the materials.

Remind shareholder there are only _______ days until the meeting.

                            The annual meeting is coming up on April 24, which is only ___ days away. So please vote and mail your proxy as quickly as possible.

Ask shareholder if he/she plans to attend the meeting.

                            The proxy card has a box to check if you plan to attend the Annual Meeting. We would like to know if you think you will attend so that we will know how many shareholders to anticipate. Do you think you will be attending?

                            You may vote in person at the meeting. But even if you plan to attend, it is important to vote by proxy just in case your plans change.

If the shareholder plans to attend, mark your reporting form.

Give shareholder your phone number if he/she needs to call. Thank shareholder for his/her time.

                            Let me tell you how to reach me if you have questions prior to the meeting on April 24.

                            My name is ____________________________________ and
                            my phone number is _________________. Thank you very much for your time.

                               (End phone call.)

SHAREHOLDER HAS VOTED AGAINST MANAGEMENT:

Ask the shareholder why.

                            Would you be willing to discuss why you voted against the Board's recommendation?

                            IF YES, GO TO PAGE 12 OF THIS SCRIPT (EXECUTIVE COMPENSATION) AND/OR PAGE 15 OF THIS SCRIPT (CONFIDENTIAL VOTING) DEPENDING ON WHICH PROPOSAL(S) SHAREHOLDER VOTED AGAINST MANAGEMENT'S POSITION.

                            OR GO TO PAGE 19 OF THIS SCRIPT IF SHAREHOLDER SUPPORTED MANAGEMENT'S POSITION ON PROPOSALS 3 AND 4 BUT VOTED AGAINST ALL DIRECTOR NOMINATIONS.

                            IF NO, CONTINUE IMMEDIATELY BELOW.

SHAREHOLDER DOES NOT WISH TO DISCUSS:

Leave your name and number and thank the shareholder for his/her time.

                            Let me give you my name and phone number in case you want to call on any matter prior to the shareholders' meeting April 24.

                            My name is ___________________________________ and

                            my phone number is __________________________.

                            Thank you very much for your time.

                               (End phone call.)

                        Calls to and/or Discussions with
                   Shareholders Who Voted Against Management

Note: This section serves both for discussions with unvoted shareholders who, when reached by phone, have questions or express intent to vote against management, and for calls to shareholders whose have voted against management in proxies already received. With unvoted shareholders, skip to appropriate page(s) as indicated at bottom of next page. With shareholders whose proxies have been received, begin immediately below.

                            Hello, Mr./Mrs. _______________________________.
                            My name is ______________________. I am a (Title) at
                            (Name of UJB Entity). I am calling in connection with the April 24, 1995 Annual Meeting of Shareholders of UJB Financial Corp.

Inform shareholder we received proxy voting against Board's recommendation(s).

                            We have received your proxy card with regard to the upcoming meeting. I note that you voted against the recommendations of the Board on proposal(s) ___ and
                            ___.

Ask why shareholder voted against Board's recommendation(s)

                            May I ask what led you to vote against the Board's recommendation(s)?

                                                    IF NO, CONTINUE AT TOP OF
                                                    NEXT PAGE.

                                                    IF YES, SKIP TO BOTTOM OF
                                                    NEXT PAGE.

SHAREHOLDER WILL NOT DISCUSS REASONS FOR VOTE:

Leave your name and number and thank the shareholder for his/her time.

                            Let me give you my name and phone number in case you want to call on any matter prior to the shareholders' meeting April 24.

                            My name is ___________________________________ and

                            my phone number is _____________________.

                            Thank you very much for your time.

                               (End phone call.)


SHAREHOLDER HAS QUESTIONS OR IS WILLING TO DISCUSS REASONS FOR VOTE.

Respond to shareholder concerns or issues by using the proxy statement and the attached materials. (DO NOT GUESS.)

 o Shareholder Proposal on Executive Compensation: Go to Page 12 of this script.

 o  Shareholder Proposal on Confidential Voting:  Go to Page 15 of this script.

                           Discussion on Proposal 3:
                 Shareholder Proposal on Executive Compensation

Restate proposal and reasons for the Board's recommendation against proposal (pages 19-20 in proxy statement).

                            Proposal 3 calls for placing a cap on total compensation for all executives.

                            The Board of Directors unanimously recommends a vote AGAINST this proposal.

                            The Response of the Board of Directors on page 20 of the proxy statement explains why the Board is opposed. The Board has approved the Compensation Committee's Report on Executive Compensation, which begins on page 9 of the proxy statement.

                            In short, your Board of Directors urges you to vote against this proposal because the compensation limit it entails could weaken UJB's executive leadership and damage its competitive position. The Board believes the Compensation Committee -- composed entirely of non-employee directors -- is doing a rational and diligent job of setting executive compensation which is well within banking peer group norms to assure continued capable leadership and protect the interests of the shareholders.

                            The proponent argues that UJB executives are working for their own benefit and not for the shareholders. But the current compensation program, determined by the Compensation Committee, is skewed toward long-term stock-related compensation. A stock-weighted compensation program can result in a decrease in total compensation if the company's stock price declines, and potentially more reward for the executive if the stock appreciates -- which also rewards the shareholders.

                            The proponent compares the compensation of UJB executives to that of the President of the United States. But the President is not a banking industry peer. The Board of Directors believes it is necessary to base compensation on industry norms to attract, retain and motivate the best possible executives. The Compensation Committee uses surveys and advice from independent outside compensation consultants to set and adjust compensation levels to meet this goal.

Ask shareholder if he/she will change vote.

                            May I ask if you will change your vote?

                                                    IF NO, CONTINUE
                                                    IMMEDIATELY BELOW.

                                                    IF YES, GO TO BOTTOM OF
                                                    THIS PAGE.

SHAREHOLDER WILL NOT CHANGE VOTE:

Leave your name and number and thank shareholder for his/her time.

                            Let me give you my name and phone number in case you want to call on any matter prior to the shareholders' meeting April 24.

                            My name is ___________________________________ and

                            my phone number is ____________________________.

                            Thank you very much for your time.

                               (End phone call.)

SHAREHOLDER WILL CHANGE HIS/HER VOTE.

Tell shareholder you will send new card and ask that he/she vote it promptly.

                            I will make sure you receive a new proxy right away.

Ask shareholder to sign, date and mail proxy card.

                            When you receive the materials, please note that it's important you sign and date the proxy card to vote by mail. You must sign the same way the stock is registered, as noted on the card. Use the postage-paid return envelope we enclosed.

Explain that you will call back to make sure new materials were received and to answer any questions.

                            I will call you back in a few days to check that the new materials arrived. If you have questions at that time, I will be pleased to discuss them with you.

Remind shareholder there are only _______ days until the meeting.

                            The annual meeting is on April 24, only __________ days away. So please vote and mail your proxy as soon as it arrives. Your vote is important.

Ask shareholder if he/she plans to attend the meeting.

                            The proxy card has a box to check if you plan to attend the Annual Meeting. We would like to know if you think you will attend so that we will know how many shareholders to anticipate. Do you think you will be attending?

                            You may vote in person at the meeting. But even if you plan to attend, it is important to vote by proxy just in case your plans change.

If shareholder plans to attend, mark your reporting form.

Give shareholder your phone number if he/she needs to call. Thank shareholder for his/her time.

                            Let me tell you how to reach me if you have questions prior to the meeting on April 24.

                            My name is ______________________________________
                            and my phone number is _________________________.
                            Thank you very much for your time.

                               (End phone call.)

                           Discussion on Proposal 4:
                  Shareholder Proposal on Confidential Voting

Restate the proposal and the reasons for the Board's recommendation against the proposal (pages 20-22 in the proxy statement).

                            Proposal 4 calls for a system of confidential proxy voting whereby all proxies, ballots and voting tabulations would be kept secret and tabulations would be done by independent third parties.

                            Your Board of Directors unanimously recommends a vote AGAINST this proposal.

                            The Response of the Board of Directors on pages 20 through 22 of the proxy statement specifies why the Board is opposed.

                            In short, your Board of Directors believes that confidential voting could result in additional expense without in any way preserving shareholder investment value.

                            The proponent of this proposal claims that confidential voting would protect shareholders against coercion or unfair influence from management. This very conversation refutes the need for such protection. You will recall that I asked you if you would be willing to discuss your vote. Had you told me you did not wish to discuss your vote, I would have thanked you for your time and ended the call.

                            What's more, the opportunity for confidentiality already exists. Shareholders who wish anonymity in voting have the option of keeping their shares in street names through a bank, broker or other nominee.

                            A majority of public companies uses free and open proxy voting for very good reasons. First, many shareholders wish to make their views known to management, and proxy cards are a convenient, cost-free way to do this. Second, this system gives management an efficient way to encourage participation in the voting, to inform shareholders of errors or deficiencies in their proxy cards so they may be corrected and made valid, and to help assure a legally sufficient and substantial vote.

Ask the shareholder if he/she will change vote.

                            May I ask if you will change your vote?

                                                    IF NO, CONTINUE
                                                    IMMEDIATELY BELOW.

                                                    IF YES, GO TO NEXT PAGE
                                                    (PAGE 17)

SHAREHOLDER WILL NOT CHANGE VOTE:

Leave your name and number and thank shareholder for his/her time.

                            Let me give you my name and phone number in case you want to call on any matter prior to the shareholders' meeting April 24.

                            My name is ___________________________________ and
                            my phone number is ____________________________.

                            Thank you very much for your time.

                               (End phone call.)

SHAREHOLDER WILL CHANGE VOTE.

Tell shareholder you will send new card and ask that he/she vote it promptly.

                            I will make sure you promptly receive a new proxy.

Ask shareholder to sign, date and mail proxy card.

                            When you receive the materials, please note that it is important that you sign and date the proxy card to cast your vote by mail. The card must be signed in the same manner as the stock is registered, as noted on the card. A postage-paid return envelope will be enclosed.

Explain that you will call back to make sure new materials were received and to answer any questions.

                            I will call you back in a few days to check that the new materials arrived. If you have any questions at that time, I will be pleased to discuss them with you.

Remind shareholder there are only _______ days until the meeting.

                            The annual meeting is coming up on April 24, which is only ___ days away. So please vote and mail your proxy as soon as it arrives. Your vote is important.

Ask shareholder if he/she plans to attend the meeting.

                            The proxy card has a box to check if you plan to attend the Annual Meeting. We would like to know if you think you will attend so that we will know how many shareholders to anticipate. Do you think you will be attending?

                            You may vote in person at the meeting. But even if you plan to attend, it is important to vote by proxy just in case your plans change.

If the shareholder plans to attend, mark your reporting form.

Give shareholder your phone number if he/she needs to call. Thank shareholder for his/her time.

                            Let me tell you how to reach me if you have questions prior to the meeting on April 24.

                            My name is ____________________________________ and
                            my phone number is _____________________________.
                            Thank you very much for your time.

                               (End phone call.)

                       Discussion on Director Nominations

Purpose: If shareholder supported UJB on Proposals 3 and 4 (i.e. voted against both proposals) but voted against all directors, we need to determine if vote was intentional (i.e. not a mistake caused by confusion over voting procedure).

                            You supported the Board by voting against Proposals 3 and 4. But you also opposed the Board by voting against all the nominations for Director. Did you intend to vote against all the Director nominations?

                                                    IF NO, SKIP TO PAGE 20.

                                                    IF YES, CONTINUE
                                                    IMMEDIATELY BELOW.

Thank shareholder for supporting the Board on proposals 3 and 4, ask if he/she will change vote on Directors.

                            Your support of the Board on Proposals 3 and 4 is appreciated. You can give the Board your complete support -- and help ensure its effective operation -- by changing your vote on the nominated Directors. Will you consider changing your vote?

                                                    IF YES, SKIP TO PAGE 20.

                                                    IF NO, CONTINUE
                                                    IMMEDIATELY BELOW.

SHAREHOLDER WILL NOT CHANGE VOTE:

Leave your name and number and thank shareholder for his/her time.

                            Let me give you my name and phone number in case you want to call on any matter prior to the shareholders' meeting April 24.

                            My name is ___________________________________ and
                            my phone number is __________________________.
                            Thank you very much for your time.

                               (End phone call.)

SHAREHOLDER WILL CHANGE HIS/HER VOTE.

Confirm that shareholder now wishes to vote FOR all nominated Directors and will need a new proxy card to do so. Tell him/her that you will send a new card and ask that he/she vote it promptly.

                            To change your vote in favor of the Directors nominated by the Board, you will need to fill out a new proxy card. I will make sure you receive one right away.

Ask shareholder to sign, date and mail proxy card.

                            When you receive the materials, please note that it's important you sign and date the proxy card to vote by mail. You must sign the same way the stock is registered, as noted on the card. Use the postage-paid return envelope we enclosed.

Explain that you will call back to make sure new materials were received and to answer any questions.

                            I will call you back in a few days to check that the new materials arrived. If you have questions at that time, I will be pleased to discuss them with you.

Remind shareholder there are only ___ days until the meeting.

                            The annual meeting is on April 24, only _______ days away. So please vote and mail your proxy as soon as it arrives. Your vote is important.

Ask shareholder if he/she plans to attend the meeting.

                            The proxy card has a box to check if you plan to attend the Annual Meeting. We would like to know if you think you will attend so that we will know how many shareholders to anticipate. Do you think you will be attending?

                            You may vote in person at the meeting. But even if you plan to attend, it is important to vote by proxy just in case your plans change.

If shareholder plans to attend, mark your reporting form.

Give shareholder your phone number if he/she needs to call. Thank shareholder for his/her time.

                            Let me tell you how to reach me if you have questions prior to the meeting on April 24.

                            My name is _________________________________ and
                            my phone number is ______________________.
                            Thank you very much for your time.

                               (End phone call.)

                       Instructions for Leaving a Message
                            on an Answering Machine

Hello, my name is __________________________. I am calling from UJB Financial Corp. in connection with the UJB Annual Meeting on April 24. You should have recently received proxy materials. At your earliest convenience, please review the materials and vote your shares as recommended by the Board of Directors by signing, dating and mailing the proxy card in the envelope provided. The card must be signed in the same manner as the stock is registered, as noted on the card.

If you have any questions regarding the meeting agenda or need assistance in voting, please call me collect at (____)_________________ to _____ PM or after ______* PM at (____)____________________.

* Left to caller's discretion, based on his/her schedule that day.